UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2011

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 21, 2011, Janus Capital Group Inc. (“JCG” or the “Company”) issued a press release reporting its financial results for the first quarter 2011. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Principal Financial Officer

On April 21, 2011, JCG announced that Gregory A. Frost, the Company’s Executive Vice President, Principal Financial Officer and Treasurer, will resign all of his positions at the Company, and will be departing from the Company on or about August 1st.

(c) Appointment of Principal Financial Officer

Mr. Frost will be replaced by Bruce Koepfgen, who will join the firm in the beginning of June, and will succeed Mr. Frost as the Principal Financial Officer in early August.

Mr. Koepfgen, 58, has over 35 years of financial and asset management experience. From 2003 to 2009, he worked for Allianz Global Investors, one of the largest global asset management firms. During his time at Allianz, Mr. Koepfgen served as Chief Executive Officer of Oppenheimer Capital, an Allianz subsidiary, and Allianz Global Investors Fund Management. He served with the Company’s Chief Executive Officer, Richard M. Weil, as members of Allianz Global Investors’ Executive Committee. Prior to joining Allianz, Mr. Koepfgen spent 23 years at Salomon Brothers where he held numerous senior leadership positions.

In addition to serving as the Company’s Principal Financial Officer and as a member of the Company’s executive management committee, Mr. Koepfgen will oversee JCG’s corporate strategy, finance, corporate accounting, tax and corporate services departments.

Item 8.01.  Financial Statements and Exhibits.

JCG also announced on April 21, 2011, that the Board of Directors declared a regular quarterly cash dividend of $0.05 per share. This quarterly rate represents an annualized dividend payout of $0.20 per share of common stock. The initial quarterly dividend will be paid on May 13, 2011 to shareholders of record at the close of business on May 2, 2011. The cash dividend schedule, subject to the declaration of each dividend by the Board of Directors, is disclosed in the press release and earnings presentation furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Janus Capital Group Inc. press release reporting its financial results for the first quarter 2011.

99.2                           Janus Capital Group Inc. first quarter 2011 earnings presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: April 21, 2011	By:	/s/ Gregory A. Frost
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Janus Capital Group Inc. press release reporting its financial results for the first quarter 2011.

99.2	Janus Capital Group Inc. first quarter 2011 earnings presentation.